BY EMAIL

1 September 2021

<u>In Consortium:</u>

Primech A & P Pte. Ltd.
23 Ubi Crescent
Singapore 408579

and

Charge+ Pte. Ltd.
510 Thomson Road
#11-00, SLF Building
Singapore 298135

and

Sunseap Group Pte. Ltd.
2 Boon Leat Terrace
#04-03/04, Harbourside Building 2
Singapore 119844

and

Oyika Pte. Ltd.
2 Leng Kee Road
#05-02A, Thye Hong Centre
Singapore 159086

Dear Sirs,

LETTER OF ACCEPTANCE

REFERENCE NO.: EMT-FEM-0005477
DEPLOYMENT OF ELECTRIC VEHICLE CHARGING INFRASTRUCTURE (TENDER URA/T/20/006R)

1 We refer to your Tender Offer dated 10 May 2021 for the above project. The expressions in this Letter of Acceptance have the same meanings as those set out in the Urban Development Authority's ("**URA's**") letter dated 23 April 2021.

2 Your Tender Offer also comprises of the following documents:

(a) Your Tender Offer submitted via GeBiz; and

(b) URA's email clarifications and your responses as set out in **Annex A**.

3 We are pleased to inform you that your Tender Offer, including the contents, clarifications, inclusions and exclusions contained in the documents set out at paragraph 2 has been accepted at the Tender Price set out below.

S/N	Region	Tender Price payable to the Authority based on per kWh of electricity consumed by Users of the Charge Points ($/kWh)
1	North-East	Alternative 1 Bid: 0.150

4 For record purposes, we would like to highlight the following terms and conditions in the Contract between us:

(a) Parties to a Joint Venture must submit Appendix B, Letter of Undertaking for Joint Venture to the Instructions to Tenderers.

(b) The Service Provider shall procure that all its employees, servants and agents and those of its Sub-Service Providers and agents sign an undertaking to safeguard official information in the form set out in Appendix B of the Conditions of the Contract.

(c) The Service Provider shall submit the Handover Form (Appendix B to the Specifications) and receive the Authority's approval minimally one (1) month before the start of Works. This should be done once the Designated Lot has been agreed upon by the Authority and Service Provider.

(d) Before commencement of any installation work on site, the Service Provider may be required to meet the Authority at the site to brief them on proposed location of the Charge Point and any other Charging Infrastructure. After the site briefing to the Authority and the required approval from the relevant authorities for the Car Park drawing and single line drawing has been obtained, the Service Provider shall write to the Authority to obtain approval to commence the installation work. Please refer to Clause 14.8 of the Specifications.

(e) The Service Provider shall submit a list of the proposed equipment, signage plan and the Site Layout Plan for each Designated Lot and/or Designated Car Park after issuance of the Letter of Acceptance, as per refer to Clause 1.6 in Appendix E of the Specifications.

(f) The Service Provider shall, before the relevant Works proceed, prepare and submit all working drawings to the Authority for approval. Any modifications, either to the building or the installation, which may have taken place, and details of the actual equipment to be installed, shall be taken into account. The Service Provider shall also include the locations of all the Charging Infrastructure including detailed dimensions and wiring routes. In this connection, please refer to Clause 13 in Appendix E of the Specifications.

(g) The Service Provider shall submit to the Authority two (2) sets of drawings showing the locations of the EV charging infrastructure. In addition, the cabling details of all installations carried out by the Service Provider shall also be indicated on the drawings. The drawings shall be properly stencilled. Handwriting and free-hand sketches shall not be accepted. The Service Provider shall provide two (2) sets of all equipment and accessories with the particulars of the manufacturers, model/type number, specifications, technical literature, etc. for all equipment installed by the Service Provider at each Site. One copy of the Operation and Maintenance Manuals shall be supplied on thumb drive (in Microsoft Word or other format approved by the Authority) for all equipment installed by the Service Provider at each Designated Car Parks. In this connection, please refer to Clause 14 in Appendix E of the Specifications.

5 The commencement date for the Service Period shall be one (1) week from the date of the Letter of Acceptance, i.e. 8 September 2021 and the Expiry Date of the Service Period shall be 7 September 2033.

6 In accordance with the Contract, please submit the following to Ivy Sim, Principal Contracts Manager (DID: 6883 3677 and Email: Ivy_SIM@jtc.gov.sg) by 15 September 2021:

(a) Insurance policies to cover:

(i) liabilities of the Service Provider in respect of damage to property;and
(ii) Public Liability,

naming JTC as additional insured with an approved insurance company for the whole duration of the Service Period. A copy of each insurance policy together with receipt of the premiums paid shall be submitted. Please refer to Clause 45 and Appendix C of the Conditions of Contract.

(b) Security Deposit of $4,680.00 (i.e. $180 x 26 carpark lots), within 30 calender days of the date of Letter of Acceptance, guaranteeing the satisfactory completion of the above Contract.

7 The formal contract documents are being prepared and you will be informed when they are ready for execution. Until a formal contract is executed, this Letter of Acceptance together with your Tender Offer, the Tender Documents and Tender Corrigendum No. 1 – URA's Amendment Letter No. 1 dated 4 May 2021 shall constitute a binding contract between JTC and you.

Thank you.

Yours sincerely,

Tay Ter Long
Group Director
Contracts & Procurement Division
JTC Corporation

Annex A

S/N	Date	Description
1	25 May 2021 (11.54 am)	URA's email to you (Subject: [Primech A & P Pte Ltd] Clarification for Electric Vehicles Tender to Deploy Charging Infrastructure)
2	25 May 2021 (5.49 pm)	URA's email to you (Subject: [Primech A & P Pte Ltd] Clarification for Electric Vehicles Tender to Deploy Charging Infrastructure)
3	27 May 2021 (7.06 pm)	Your email to URA in reply (Subject: [Primech A & P Pte Ltd] Clarification for Electric Vehicles Tender to Deploy Charging Infrastructure)
4	27 May 2021 (7.10 pm)	Your email to URA in reply (Subject: [Primech A & P Pte Ltd] Clarification for Electric Vehicles Tender to Deploy Charging Infrastructure)
5	28 May 2021 (9.31 am)	URA's email to you (Subject: [Primech A & P Pte Ltd] Clarification for Electric Vehicles Tender to Deploy Charging Infrastructure)
6	28 May 2021 (9.13 pm)	Your email to URA in reply (Subject: [Primech A & P Pte Ltd] Clarification for Electric Vehicles Tender to Deploy Charging Infrastructure)
7	18 June 2021 (11.40 pm)	URA's email to you (Subject: [Primech A & P Pte Ltd] Clarification for Electric Vehicles Tender to Deploy Charging Infrastructure)
8	21 June 2021 (12.24 pm)	Your email to URA in reply (Subject: [Primech A & P Pte Ltd] Clarification for Electric Vehicles Tender to Deploy Charging Infrastructure)
9	5 July 2021 (6.39 pm)	URA's email to you (Subject: [Primech A & P Pte Ltd] Clarification for Electric Vehicles Tender to Deploy Charging Infrastructure)
10	8 July 2021 (4.31 pm)	Your email to URA in reply (Subject: [Primech A & P Pte Ltd] Clarification for Electric Vehicles Tender to Deploy Charging Infrastructure)
11	8 July 2021 (6.34 pm)	URA's email to you (Subject: [Primech A & P Pte Ltd] Clarification for Electric Vehicles Tender to Deploy Charging Infrastructure)
12	14 July 2021 (5.36 pm)	Your email to URA in reply (Subject: [Primech A & P Pte Ltd] Clarification for Electric Vehicles Tender to Deploy Charging Infrastructure)
13	16 July 2021 (12.59 pm)	URA's email to you (Subject: [Primech A & P Pte Ltd] Clarification for Electric Vehicles Tender to Deploy Charging Infrastructure)
14	23 July 2021 (12.20 pm)	Your email to URA in reply (Subject: [Primech A & P Pte Ltd] Clarification for Electric Vehicles Tender to Deploy Charging Infrastructure)
15	26 July 2021 (4.01 pm)	URA's email to you (Subject: [Charge+ Pte Ltd] Clarification for Electric Vehicles Tender to Deploy Charging Infrastructure)
16	26 July 2021 (5.37pm)_	Your email to URA in reply (Subject: Re: [Charge+ Pte Ltd] Clarification for Electric Vehicles Tender to Deploy Charging Infrastructure)
17	27 July 2021 (11.05 am)	URA's email to you (Subject: [Primech A & P Pte Ltd] Clarification for Electric Vehicles Tender to Deploy Charging Infrastructure)
18	29 July 2021 (11.43 am)	URA's email to you (Subject: [Primech A & P Pte Ltd] Clarification for Electric Vehicles Tender to Deploy Charging Infrastructure)
19	30 July 2021 (09.46 am)	URA's email to you (Subject: [Primech A & P Pte Ltd] Clarification for Electric Vehicles Tender to Deploy Charging Infrastructure)
20	30 July 2021 (4.47 pm)	Your email to URA in reply (Subject: [Primech A & P Pte Ltd] Clarification for Electric Vehicles Tender to Deploy Charging Infrastructure)
21	2 August 2021 (10.13 am)	URA's email to you (Subject: [Primech A & P Pte Ltd] Clarification for Electric Vehicles Tender to Deploy Charging Infrastructure)

S/N	Date	Description
22	2 August 2021 (6.56 pm)	Your email to URA in reply (Subject: [Primech A & P Pte Ltd] Clarification for Electric Vehicles Tender to Deploy Charging Infrastructure)
23	3 August 2021 (12.09 pm)	URA's email to you (Subject: [Primech A & P Pte Ltd] Clarification for Electric Vehicles Tender to Deploy Charging Infrastructure)
24	4 August 2021 (9.11 pm)	Your email to URA in reply (Subject: [Primech A & P Pte Ltd] Clarification for Electric Vehicles Tender to Deploy Charging Infrastructure)